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VANGUARD
HORIZON FUND

Semiannual Report - April 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]


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OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

        We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

        But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

        They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                  [PHOTO]

John C. Bogle            John J. Brennan
Senior Chairman          Chairman & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ..................   1
THE MARKETS IN PERSPECTIVE .....................   4
REPORTS FROM THE ADVISERS ......................   6
PERFORMANCE SUMMARIES ..........................  12
PORTFOLIO PROFILES .............................  14
FINANCIAL STATEMENTS ...........................  19

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.


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FELLOW SHAREHOLDER,

A splendid economic environment helped spur double-digit gains in the U.S. stock market and solid returns from bonds during the first half of Vanguard Horizon Fund's 1998 fiscal year. Returns from many international markets were strong as well during the six months ended April 30, though the economies of Pacific Rim nations continued to struggle.

        The adjacent table compares the six-month total return (capital change plus reinvested dividends) achieved by each Portfolio with those of its average competitor and an unmanaged index. Though our four Portfolios provided solid absolute returns, our results relative to our competitive benchmarks were disappointing. The performance of each of the four fell short--in some cases, well short--of that of its average peer and of its relevant index during the half-year.

------------------------------------------------------------------
                                                  TOTAL RETURNS
                                                 SIX MONTHS ENDED
                                                  APRIL 30, 1998
------------------------------------------------------------------
HORIZON AGGRESSIVE GROWTH                             +10.9%
Average Mid-Cap Fund                                  +14.4
Russell 2800 Index*                                   +15.5
------------------------------------------------------------------
HORIZON CAPITAL OPPORTUNITY                           +12.4%
Average Capital Appreciation Fund                     +12.8
Aggressive Growth Fund Stock Index**                  +16.3
------------------------------------------------------------------
HORIZON GLOBAL EQUITY                                 +13.0%
Average Global Fund                                   +16.7
MSCI All Country World Index                          +18.1
------------------------------------------------------------------
HORIZON GLOBAL ASSET ALLOCATION                       + 8.9%
Average Global Flexible Fund                          +10.9
Global Balanced Index+                                +13.7
------------------------------------------------------------------

 *Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks), minus the
  200 largest stocks.

**Provided by Morningstar Inc.; tracks the equity holdings of the 25 largest aggressive growth mutual funds.

 +Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash reserves; the stock and bond components are based on established local market indexes in each country.

        For your reference, the total return of the blue-chip-dominated Standard & Poor's 500 Composite Stock Price Index was +22.5% during the period; the return of the Lehman Brothers Aggregate Bond Index was +3.6%. Detailed per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in a table following this letter.

FINANCIAL MARKETS IN BRIEF

The U.S. economy's performance during the six months ended April 30 was, quite simply, astounding. After growing nearly 4% in 1997, the economy expanded at a 4.8% annual pace in the January-March period, even though a stronger U.S. dollar and economic turmoil in Asia began to crimp U.S. exports and to boost sales of imported goods. The nation's unemployment rate fell to 4.3% in April, its lowest level in more than 28 years. Yet a strong job market and robust economic growth did not push up prices; key inflation measures actually showed a slowing in price increases.

        Financial markets in the U.S. flourished in this ideal environment. Interest rates declined by roughly 20 basis points (0.20%) on balance during the six months, engendering modest price increases in bonds. As noted earlier, the Lehman Aggregate Bond Index, a good measure of the overall taxable bond market, returned +3.6%. The yield on 3-month U.S. Treasury bills was 4.97% on April 30, nearly one-quarter percentage point below the 5.20% level at which it began the half-year.

        In the U.S. stock market, investor confidence--some would say overconfidence--was evident, as prices surged despite lackluster growth in corporate profits and uncertainty


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about how Asia's financial and economic woes would affect the U.S. economy. The
S&P 500 Index rose in every month of the period, and its six-month total return of +22.5% was equal to approximately two years' worth of returns at the stock market's long-term annual average of about +11%.

        Overall, international markets did not keep pace with the U.S. stock market during the six months, but still provided generally strong returns. The Morgan Stanley Capital International Europe, Australasia, Far East Index advanced +15.6% in U.S. dollars. In local currency terms, Europe was up +33.6% for the six months--above the return of the powerful S&P 500--while the Pacific region posted a negative return of -0.7%. The strong U.S. dollar diminished returns from both markets, cutting the European return to +29.2% and deepening the negative return in the Pacific region to -8.8%.

HORIZON PORTFOLIOS' PERFORMANCE

While our Portfolios turned in strong positive returns during the six months, their areas of investment emphasis differed substantially from the overall U.S. stock market. The market was again led by stocks with giant capitalizations and the S&P 500 Index, dominated by these issues, was a tough standard for virtually all equity mutual funds.

        The +10.9% return of our AGGRESSIVE GROWTH PORTFOLIO was below the +14.4% return of the average mid-cap mutual fund and the +15.5% return of the Russell 2800 Index, which consists of small- and mid-cap stocks. The poor showing of the fund's holdings in the technology sector and its emphasis on stocks that are smaller, on average, than those of its competitive benchmarks were distinct disadvantages during the period.

        The return of our CAPITAL OPPORTUNITY PORTFOLIO also lagged those of its competitive benchmarks, though not by quite as much. The Portfolio's return of +12.4% was not far behind the +12.8% return of the average capital appreciation fund but fell nearly 4 percentage points short of the +16.3% return of the Aggressive Growth Fund Stock Index.

        As you may know, your Board of Directors late last year named PRIMECAP Management Company, Inc., of Pasadena, California, to take on investment management duties for the Capital Opportunity Portfolio as of February 1. For the record, the Portfolio earned a return of +15.6% from the end of January through April 30, below the +16.9% return of the Aggressive Growth Fund Stock Index over the same period. We are confident that the change of investment advisers will work to the long-term benefit of our shareholders.

        Our GLOBAL EQUITY PORTFOLIO's return of +13.0% was the highest of our four Portfolios but, it too, was no match for its benchmarks. The average global fund earned a return of +16.7% for the six months and the MSCI All Country World Index returned +18.1%. The Portfolio's shortfall versus the Index was the result of a relatively light weighting in U.S. stocks (about one-third of assets), a tilt away from the large growth stocks that took the lead in the United States and abroad, and a 13% commitment to the troubled Japanese market, which was slightly higher than the Index's stake.

        The GLOBAL ASSET ALLOCATION PORTFOLIO's +8.9% return trailed those of the average global flexible mutual fund (at +10.9%) and the Global Balanced Index (at +13.7%). The reasons the Portfolio underperformed its benchmarks are simple: too much money in fixed-income investments and not enough in U.S. stocks. The Portfolio held nearly 65% of its net assets in bonds and cash investments during the period and only a tiny bit (less than 5% of net assets) in U.S. equities. In comparison, the average global flexible mutual fund and the Global Balanced Index have about 60% of their assets in stocks, and the average global flexible fund has about one-quarter of its assets in U.S. equities.


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        We emphasize that the returns in this report cover a brief six-month period that is an unreliable measure of the performance of the Portfolios of Vanguard Horizon Fund. The aggressive nature of our Portfolios makes them suitable only for those who are investing for the long haul and who are well aware of the many risks of the financial markets.

IN SUMMARY

Stock investors have enjoyed historic gains in recent years. The S&P 500 Index produced a cumulative return just shy of +130% in the three years ended April 30, 1998, an annualized rate of +32%--nearly three times the stock market's long-term annualized return. Such outsized returns cannot be expected to continue indefinitely. Indeed, investors in stocks are sure to encounter downturns--possibly severe--from time to time. Bonds will also deliver periods of weak performance and strong performance, often out of sync with stocks.

        That is why we recommend that investors hold balanced portfolios of stock funds, bond funds, and money market funds in proportions suitable to each person's financial situation, investment goals, and attitude toward risk. Such a balanced portfolio helps investors to "stay the course" toward their investment objectives, whether the financial markets provide smooth or stormy sailing.


/s/ JOHN C. BOGLE                           /s/ JOHN J. BRENNAN

John C. Bogle                               John J. Brennan
Senior Chairman                             Chairman and
                                            Chief Executive Officer

May 20, 1998





PORTFOLIO STATISTICS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       SIX MONTHS ENDED APRIL 30, 1998
                                     NET ASSET VALUE PER SHARE            --------------------------------------------------------
                                ----------------------------------               PER-SHARE                           PER-SHARE
                                OCTOBER 31,              APRIL 30,        DISTRIBUTIONS FROM NET               DIVIDENDS FROM NET
PORTFOLIO                          1997                    1998           REALIZED CAPITAL GAINS                INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                 $15.89                  $16.23                  $1.08                              $0.14
Capital Opportunity                10.48                   11.73                     --                               0.045
Global Equity                      12.79                   13.68                   0.44                               0.23
Global Asset Allocation            11.39                   11.02                   0.54                               0.75
----------------------------------------------------------------------------------------------------------------------------------


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THE MARKETS IN PERSPECTIVE
Six Months Ended April 30, 1998

Financial markets, it is said, don't like surprises. But when the surprises are positive--remarkably strong economic growth coupled with conspicuously tame inflation--the markets seem to cope quite nicely. So it was during the half-year ended April 30, when the good times kept rolling for U.S. stock and bond markets. The stock market produced half-year returns that would have been excellent even for a full year. The bond market, helped by lower interest rates, generated solid returns.

        Plentiful jobs--the nation's unemployment rate fell in April to a 28-year low of 4.3%--and rising wages clearly put American households in a buying mood. (The stock market's big gains, by pumping up millions of families' investment accounts, certainly didn't dampen spirits either.) With strong spending by consumers leading the way, the U.S. economy grew at an annual rate of about 4%, even after adjusting for inflation.

        Although most economists believe that sustained growth in excess of 3% is bound to be inflationary, evidence to support the theory has been scarce of late. Consumer prices rose just 0.6% during the six months, and the Consumer Price Index was up a relatively benign 1.4% for the 12 months ended April 30, 1998. Wholesale prices declined 1.2% during the past year. Stiff competitive pressure, including an increasing flow of imported products and materials, appears to be keeping the lid on prices, despite the bubbling economy.

---------------------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                          PERIODS ENDED APRIL 30, 1998
                                                    -----------------------------------------
                                                    6 MONTHS         1 YEAR         5 YEARS*
---------------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                                     22.5%           41.1%           23.2%
    Russell 2000 Index                                11.9            42.4            18.5
    MSCI EAFE Index                                   15.6            19.2            10.4
---------------------------------------------------------------------------------------------
FIXED INCOME
    Lehman Aggregate Bond Index                        3.6%           10.9%            6.9%
    Lehman 10-Year Municipal Bond Index                2.5             9.0             6.6
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                        2.6             5.3             4.9
---------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                               0.6%            1.4%            2.4%
---------------------------------------------------------------------------------------------

*Annualized.

        Economic troubles in Asia--where currency and banking crises are afflicting several nations--have resulted in lower prices for many imported goods and are being blamed by some U.S. companies for cutting into profits. But Asia's problems haven't spooked U.S. consumers and investors, and have only slightly slowed the domestic economy's powerful momentum.

U.S. EQUITY MARKETS

Wall Street sprinted to record heights during the half-year. The gains were broad-based, although the big blue chip stocks again led the way.
Large-capitalization stocks, as represented by the S&P 500 Index, returned 22.5%, nearly double the 11.9% return on the small-cap Russell 2000 Index.

        Lower interest rates supported stock prices by making interest-bearing investments relatively less attractive to investors looking for a place to put new cash. The good inflation news helped, too. Even so, the size of the market's gains was surprising in light of an evident slowing in the growth rate for corporate profits. Since November, analysts have been reducing their estimates of future corporate earnings, and actual profits reported


                                       4
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for the January-March quarter were only modestly above those of first-quarter
1997. If corporate earnings growth does not accelerate, stocks may lose some of their allure.

        Health-care stocks were the market's best-performing sector during the period, as a number of hot-selling new drugs and exciting potential therapies heightened interest in pharmaceutical companies. Also, some health-maintenance organization stocks rebounded from depressed levels. The only sectors that didn't post double-digit gains during the half-year were integrated oil companies (up 9.5%) and the "other energy" group, which includes oil-services and exploration firms (down 3.5%). Lower energy prices--a key factor in inflation's good behavior--explained the weakness in energy stocks.

U.S. FIXED-INCOME MARKETS

Fixed-income investors earned the coupon rates on their bonds during the half-year, and saw a modest rise in the prices of their holdings, thanks to declining interest rates. The Lehman Aggregate Bond Index, a good measure of the overall market for taxable bonds, provided a 3.6% return for the six months, bringing its total return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.5%. The yield on the benchmark 30-year U.S. Treasury bond decreased from 6.15% on October 31, 1997, to 5.95% on April 30. A rate decline of 20 basis points in the face of such strong economic growth was possible because inflation--the enemy of the fixed-income investor--was so weak during the six months.

        Short-term interest rates also declined, although the Federal Reserve Board made no policy changes. The yield on 3-month U.S. Treasury bills fell from 5.20% on October 31 to 4.97% on April 30, at least partly because it became clear that the federal government would run a sizable budget surplus, which will reduce the Treasury's need to borrow and, therefore, reduce the supply of new Treasury securities.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets were even hotter than Wall Street during the first half of fiscal 1998, while most Asian markets declined in U.S. dollar terms. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index gained 15.6% in U.S. dollar terms. The Index returned 21.3% in local currency terms, but a generally stronger U.S. dollar cut the result for U.S. investors.

        European markets were buoyed by a variety of factors and rose 33.6% in local-currency terms. The dollar's gains against European currencies diminished the return for U.S. investors only slightly to a still-exceptional 29.2%. The markets benefited from signs that the economic slump on the continent is ending, from evidence that corporate managements are adopting a U.S.-style emphasis on adding shareholder value, and from increasing confidence that the planned adoption of the euro--a single European currency--would begin as planned in January 1999.

        The Pacific region's experience was very different. Although some emerging markets (Malaysia, Thailand, South Korea) rebounded from their lows, stock returns for the region on balance fell 8.8% in U.S.-dollar terms. Japan, by far the Pacific Rim's largest market, was beset by economic recession and dropped 10.0%, while Hong Kong fell 9.6%. Investors in Tokyo were decidedly unimpressed with the Japanese government's program for reviving the economy and dealing with the problems of the nation's banking system.

        Emerging markets, as a group, returned 5.6% in dollar terms. Gains in Greece (50.0%), Hungary (30.1%), Brazil (16.6%), and Argentina (13.7%) more than offset weakness in Asian emerging markets, most notably Indonesia (down a stunning 61.4%).


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REPORT FROM VANGUARD CORE MANAGEMENT GROUP
Aggressive Growth Portfolio

The stock market continued its relentless march to new highs during the first half of Vanguard Horizon Fund's 1998 fiscal year, and the Aggressive Growth Portfolio gained 10.9%. Although this absolute return is equal to the historical average return from stocks for a full year, it still fell 4.6 percentage points short of the 15.5% return of our benchmark of medium- and small-capitalization stocks. We call this benchmark the Russell 2800 Index; it includes all but the largest stocks tracked by the Russell 3000 Index. All of the underperformance occurred in the first three months of the half-year, when our return was negative 2.2%, versus the Index return of positive 2.2%. During the second quarter, the Portfolio's 13.4% return slightly exceeded the Index's return of 13.0%.

INVESTMENT STRATEGY

The Portfolio attempts to outperform the universe of medium- and small-cap stocks by aggressively selecting securities that we believe are undervalued. While we are willing to take meaningful positions in individual stocks, we create the Portfolio using quantitative models in order to produce returns in line with medium- and small-cap stocks. We use a series of computer models to rank stocks by comparing them to other stocks in the mid- and small-cap universe. These models measure the attractiveness of each stock based on a number of criteria, including valuation levels, growth opportunities, and past performance. Very few stocks are attractive across all factors, which highlights the uncertainty of active management. Nevertheless, we believe we can improve the chance of outperforming the Index by focusing on stocks that are ranked high by many of our indicators.

        Although our process was successful in previous years, it was, as noted, not effective in the first half of this fiscal year. While such shortfalls over brief periods are to be expected, we anticipate that our management style will add value over time.

LOOKING FORWARD

We believe that the stock market is reasonably efficient, but that minor mispricings arise because of investors' behavioral characteristics. When a stock does become undervalued, it generally remains so for only a limited time. This implies that the Portfolio's purchases will realize their potential relatively quickly, perhaps in six to twelve months, and then they should be replaced by more favorable stocks. Consequently, our turnover is quite high and the Portfolio is not very tax-efficient. For this reason, the Portfolio may be more attractive to investors who hold it in tax-deferred accounts.

        Despite the Portfolio's recent underperformance, we believe that the underpinnings of our quantitative process are still valid. We expect to outperform our benchmark, albeit with volatility, over the long term.

George U. Sauter, Managing Director

May 15, 1998

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and share-price momentum.

REPORT FROM PRIMECAP MANAGEMENT COMPANY
Capital Opportunity Portfolio

On February 1, 1998, PRIMECAP Management Company assumed responsibility as investment adviser for the Capital Opportunity Portfolio. Over the ensuing three months, we began changing the Portfolio to reflect our investment ideas and philosophies.

        During our first quarter of management, despite considerable transition within the Portfolio, its performance was reasonably close to that of the Aggressive Growth Fund Stock Index, producing a total return of 15.6% versus 16.9% for the Index. The unmanaged S&P 500 Index recorded a 13.8% return during the same period. For the first half of the fiscal year, the Portfolio's total return was 12.4%.

        Although the transition is proceeding smoothly and is far along, we expect the process to continue through the fiscal year-end. Having overseen the Portfolio for three months, we feel this is an appropriate time to share our objectives with you. We will manage the Portfolio as an aggressive growth fund, emphasizing medium- and small-capitalization stocks. We intend to keep the Portfolio concentrated in terms of the number of issues held. We also expect the ten largest holdings to represent a significant portion of the total assets.

        The Portfolio will focus on growth stocks. We are particularly attracted to companies with substantial unit-growth potential. This frequently leads us to research-intensive companies that stimulate growth through innovation. Conversely, we are skeptical of companies that grow primarily through price inflation.

        We believe the most distinctive feature of the Portfolio, relative to other aggressive growth funds, will be its low turnover. We evaluate securities with a long-term perspective, searching for stocks that will outperform the market over a three- to five-year time horizon. Fundamental research drives this process. We communicate regularly with the management of most companies held in the Portfolio, and personally visit most of these companies as well as others in which we are considering investment. Our purpose in such research is to develop opinions independent of Wall Street's views about companies.

        Another distinguishing feature of the Portfolio will be a greater sensitivity to valuation than is typical of aggressive growth funds. The Portfolio will hold many stocks of companies whose long-term growth, in our judgment, will substantially exceed that suggested by current valuation. This decision can be based on more optimistic expectations we hold for new products, new markets, new management, changing industry dynamics, and other factors. Given that valuation is an important component of our investment process, our search for new ideas often begins with companies and industries that are currently out of favor among investors. Consequently, patience is also critical to our approach. Through our research efforts, we generate the conviction to buy stocks that may be declining in price, or generally disliked by analysts. We are comfortable in making investments "early," and waiting for our thesis to evolve and for fundamentals to be recognized by the market.

        We devoted this letter to the basic principles guiding our management of the Portfolio. However, we assure you that we clearly understand and are completely focused on what is most important to all of us: providing superior long-term results.

Theo A. Kolokotrones, Portfolio Manager          Howard B. Schow, Portfolio Manager
Joel P. Fried, Assistant Portfolio Manager       F. Jack Liebau, Jr., Assistant Portfolio Manager

May 8, 1998

INVESTMENT PHILOSOPHY

The Portfolio reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.

REPORT FROM MARATHON ASSET MANAGEMENT LIMITED
Global Equity Portfolio

During the six months ended April 30, 1998, the Global Equity Portfolio rose 13.0%, significantly below the 18.1% advance of the MSCI All Country World Index, our unmanaged benchmark. This disappointing performance relative to the Index can be attributed in large part to stock-picking within continental Europe and North America. An important contributory factor was the Portfolio's underweighting versus the Index in the U.S. market, which continued a powerful upsurge.

        All of the underperformance versus the Index was recorded in the November-January period, when investors were attempting to discern the impact of the 1997 Asian crisis and when the Portfolio's return was essentially zero versus an Index return of 5.0%. The Portfolio's exposure to the Asian markets was marginally above the Index's at the beginning of the fiscal year, and we have been gradually adding to investments there during the current market weakness. This has not helped returns in the short run. However, since the end of January, the Portfolio's performance has improved significantly (returning 13.0% versus 12.4% for the Index), suggesting that the underlying market environment may, finally, be starting to improve.

        The six-month period was dominated by the continuing strength in European and North American equity markets. In both areas, the advance was led by the very largest companies, as measured by market capitalization. The Portfolio is significantly underweighted in large-cap stocks. In contrast, Pacific-basin markets as a group declined during the half-year, and by the end of April this prosperous region provided less than 14% of assets in the benchmark Index. Some 81% of the benchmark is now in Europe and North America.

        The main source of the Portfolio's underperformance, however, was not its country weightings, but the sector performance within markets. Within virtually every world equity market (including those in Asia), performance has been heavily correlated with market capitalization. To put it another way; the bigger the stock, the better. In addition, as the markets digested the impact of the Asian currency and financial crisis, confidence grew that the level of interest rates would remain low, which boosted the valuations of growth stocks, especially large ones. So strong was this trend that in the United States share prices have risen substantially even in the face of falling estimates for future earnings. In Europe, by contrast, rising stock markets are at least "justified" by rapidly increasing corporate profitability as economic activity recovers and companies benefit from the strong U.S. dollar. Even in Europe, however, valuations are becoming extended, and the Portfolio (given its bias toward value) has started to reduce exposure to this region. Although in explaining the bull market there is much optimistic talk of "new eras," the global expansion of commerce, permanently low interest rates, and increased attention to shareholder value, it seems more likely that the key driver is the expansive monetary policy being pursued in the United States and (if for different reasons) in Europe.

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        With the onset of the Asian crisis and the collapse in stock prices in that region, the Global Equity Portfolio has been cautiously increasing its exposure there. It is rare to have the opportunity to sell shares (in Europe and the United States) during a time of apparently overwhelming euphoria while investing in (Asian) markets that are gripped by despair. Moreover, valuations support this shift within the Portfolio: Businesses in Asia sell at less than half the price of similar franchises elsewhere, when such comparisons can reasonably be made. By the end of April, the Portfolio had 19.5% of its net assets invested in the Far East, versus a benchmark weight of 13.9%, and we contemplate further purchases in the region. These will be funded by taking some profits in Europe and North America as shares hit target prices. Elsewhere the Global Equity Portfolio has suffered from its above-average exposure to more basic industries (as distinct from growth ones). Here there is good news to report: Companies are increasingly exerting better capital discipline and returning cash flow to shareholders. Moreover, the Asian crisis will dramatically slow the growth of new production capacity in many of these industries. Industrial consolidation continues apace, with growing merger activity among aerospace, auto parts, forest products, and steel companies, to name just a few.

        The outlook for equity markets over the balance of the year is mixed. Monetary growth is excessive, economic activity outside the Far East is buoyant, and the chance of higher interest rates later on is much greater than many investors currently expect. The shock of a rate increase will be greatest in industries where investor expectations (and valuations) are highest. The Global Equity Portfolio, with a bias toward value in its allocation of assets both among countries and within individual markets, should prove defensive in such an environment.

Jeremy Hosking, Portfolio Manager

May 11, 1998

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

REPORT FROM STRATEGIC INVESTMENT MANAGEMENT
Global Asset Allocation Portfolio

For the six months ended April 30, 1998, the Global Asset Allocation Portfolio returned 8.9%, above our long-term expectations for a half-year from a global balanced portfolio, but below the 13.7% return of our unmanaged index benchmark and the 10.9% return of the average global flexible fund. The performance shortfall was the result of underweighting U.S. equities relative to fixed-income investments during the blistering advance in the U.S. stock market. The S&P 500 Index gained 22.5% during the half-year, more than six times the bond return over the same period. The Portfolio's defensive stance significantly reduced its downside volatility during the brief mid-January correction and produced similar protection during temporary downdrafts late last year.

        In managing the Global Asset Allocation Portfolio, we use a disciplined investment process that has significantly underweighted U.S. equities in favor of U.S. fixed-income securities. The underweighting is based on the fact that U.S. equity valuations, already high by historical standards during the mid-1990s, have climbed to levels that have no historical precedent. While our investment process has added value through active allocation bets (overweighting European equities), currency positions (overweighting the British pound), and shifting maturity in the fixed-income market, these moves have been overwhelmed by our minimal representation in U.S. equities. Our value-based approach provides good relative returns in episodic spurts, when fundamentals shift in the direction of long-term equilibrium. However, this approach provides disappointing relative returns when fundamentals and the market's direction continue to move away from historical norms and long-term equilibrium.

        Positive earnings and disinflation surprises have explained a significant part of the U.S. bull market during the 1990s. The last two years, however, have seen a significant divergence between the exuberance of the markets (dubbed "animal spirits" by economist John Maynard Keynes in a different context) and the modest, but still positive, change in fundamentals. Our calculation of "animal spirits," or market exuberance, as it stands thus far in 1998, is significantly above any measure in U.S. market history. This provides some credence to the view that the U.S. equity market has entered a "bubble" phase reminiscent of Asia in the late 1980s and the United States in the late 1920s, when excess valuations coincided with merger mania and rapid credit creation. Thus, we are confident that, based on current fundamental levels, our defensive posture toward U.S. equities is especially warranted and likely to reward our investors. We are also cognizant, however, that no reliable methods exist for precisely predicting when--or at what level--the current bubble may burst.

Michael A. Duffy, Managing Director

May 11, 1998

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the highest returns relative to risk. The Portfolio may invest in stocks, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolios could lose money.

AGGRESSIVE GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1998
-------------------------------------------------------------------
                  AGGRESSIVE GROWTH PORTFOLIO             RUSSELL*
FISCAL        CAPITAL        INCOME         TOTAL           TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
-------------------------------------------------------------------
1995            1.7%          0.0%           1.7%            1.4%
1996           22.5           0.9           23.4            18.8
1997           34.0           1.8           35.8            28.9
1998**          9.9           1.0           10.9            15.5
-------------------------------------------------------------------

 *Russell 2800 Index.

**Six months ended April 30, 1998.

See Financial Highlights table on page 34 for dividend and capital gains information since the Portfolio's inception.

CAPITAL OPPORTUNITY PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1998
--------------------------------------------------------------------
                 CAPITAL OPPORTUNITY PORTFOLIO           AGGRESSIVE
                                                           GROWTH*
FISCAL        CAPITAL        INCOME         TOTAL           TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
--------------------------------------------------------------------
1995           -3.2%          0.0%          -3.2%           -1.6%
1996           11.3           0.4           11.7            12.5
1997           -3.1           0.1           -3.0            24.9
1998**         11.9           0.5           12.4            16.3
--------------------------------------------------------------------

 *Aggressive Growth Fund Stock Index.

**Six months ended April 30, 1998.

See Financial Highlights table on page 35 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE INCEPTION
                                                          INCEPTION                        -------------------------------------
                                                            DATE          1 YEAR           CAPITAL        INCOME         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio**                             8/14/1995       39.70%           25.38%          1.45%         26.83%
Capital Opportunity Portfolio**                           8/14/1995       14.15             5.38           0.33           5.71
--------------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolios could lose money.

GLOBAL EQUITY PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1998
------------------------------------------------------------------
                    GLOBAL EQUITY PORTFOLIO                 MSCI*
FISCAL        CAPITAL        INCOME         TOTAL           TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
------------------------------------------------------------------
1995            0.5%          0.0%           0.5%            1.9%
1996           16.3           0.7           17.0            15.6
1997           10.9           1.3           12.2            15.7
1998**         10.9           2.1           13.0            18.1
------------------------------------------------------------------

 *MSCI All Country World Index.

**Six months ended April 30, 1998.

See Financial Highlights table on page 35 for dividend and capital gains information since the Portfolio's inception.

GLOBAL ASSET ALLOCATION PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1998
----------------------------------------------------------------------
               GLOBAL ASSET ALLOCATION PORTFOLIO        GLOBAL INDEX*
FISCAL        CAPITAL        INCOME         TOTAL           TOTAL
YEAR          RETURN         RETURN        RETURN          RETURN
----------------------------------------------------------------------
1995           2.4%           0.0%           2.4%            2.8%
1996          10.2            2.1           12.3            15.6
1997           4.1            5.6            9.7            16.9
1998**         1.8            7.1            8.9            13.7
----------------------------------------------------------------------

 *Global Balanced Index.

**Six months ended April 30, 1998.

See Financial Highlights table on page 36 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                     INCEPTION                        -------------------------------------
                                                       DATE          1 YEAR           CAPITAL        INCOME         TOTAL
---------------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio**                            8/14/1995       19.91%           14.10%          1.62%         15.72%
Global Asset Allocation Portfolio**                  8/14/1995       16.25             6.94           5.76          12.70
---------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

PORTFOLIO PROFILE
Aggressive Growth Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                  AGGRESSIVE GROWTH            S&P 500
----------------------------------------------------------------------
Number of Stocks                                147                500
Median Market Cap                             $3.4B             $44.0B
Price/Earnings Ratio                          18.5x              24.4x
Price/Book Ratio                               3.1x               4.4x
Yield                                          1.0%               1.5%
Return on Equity                              16.7%              21.3%
Earnings Growth Rate                          13.9%              16.2%
Foreign Holdings                                 0%               1.9%
Turnover Rate                                  73%*                 --
Expense Ratio                                0.42%*                 --
Cash Reserves                                    0%                 --

*Annualized.

INVESTMENT FOCUS
------------------------------------------------------------------

[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Bear Stearns Co., Inc.                                        2.4%
TJX Cos., Inc.                                                2.0
New York Times Co. Class A                                    2.0
Network Associates, Inc.                                      2.0
DTE Energy Co.                                                2.0
Public Service Enterprise Group, Inc.                         1.8
AmSouth Bancorp                                               1.8
Input/Output, Inc.                                            1.8
Allmerica Financial Corp.                                     1.8
Blyth Industries, Inc.                                        1.7
------------------------------------------------------------------
Top Ten                                                      19.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------------------------
                                                      APRIL 30, 1997                         APRIL 30, 1998
                                                    -------------------------------------------------------------------
                                                        AGGRESSIVE                AGGRESSIVE
                                                          GROWTH                    GROWTH                      S&P 500
                                                    -------------------------------------------------------------------
Auto & Transportation                                       4.1%                      5.0%                        3.2%
Consumer Discretionary                                     14.1                      20.7                         9.9
Consumer Staples                                            5.3                       2.7                        10.4
Financial Services                                         20.5                      23.2                        18.4
Health Care                                                 7.3                       6.5                        11.8
Integrated Oils                                             0.0                       0.0                         6.8
Other Energy                                                5.7                       8.9                         1.2
Materials & Processing                                     14.8                       9.7                         5.8
Producer Durables                                           1.6                       3.9                         4.0
Technology                                                 14.0                       8.9                        12.6
Utilities                                                  10.7                       9.5                        10.2
Other                                                       1.9                       1.0                         5.7
-----------------------------------------------------------------------------------------------------------------------

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REGION. This chart shows the geographic distribution of a portfolio's holdings.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of asset.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PORTFOLIO PROFILE
Capital Opportunity Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                CAPITAL OPPORTUNITY            S&P 500
----------------------------------------------------------------------
Number of Stocks                                 53                500
Median Market Cap                             $2.0B             $44.0B
Price/Earnings Ratio                          25.2x              24.4x
Price/Book Ratio                               3.8x               4.4x
Yield                                          0.1%               1.5%
Return on Equity                              14.6%              21.3%
Earnings Growth Rate                          19.3%              16.2%
Foreign Holdings                               2.9%               1.9%
Turnover Rate                                 204%*                 --
Expense Ratio                                0.79%*                 --
Cash Reserves                                 13.0%                 --

*Annualized.

INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
DEKALB Genetics Corp. Class B                                 6.5%
Mycogen Corp.                                                 4.2
Coherent, Inc.                                                3.3
Delta Air Lines, Inc.                                         3.1
US Airways Group, Inc.                                        2.6
Millipore Corp.                                               2.6
Nokia Corp. A ADR                                             2.5
Micron Technology, Inc.                                       2.5
Bay Networks, Inc.                                            2.5
Input/Output, Inc.                                            2.4
------------------------------------------------------------------
Top Ten                                                     32.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------------
                                                        APRIL 30, 1997                          APRIL 30, 1998
                                                    --------------------------------------------------------------------
                                                            CAPITAL                    CAPITAL
                                                          OPPORTUNITY                OPPORTUNITY                 S&P 500
                                                    --------------------------------------------------------------------
Auto & Transportation                                         0.0%                      11.4%                      3.2%
Consumer Discretionary                                       20.7                       12.5                       9.9
Consumer Staples                                              0.0                        0.0                      10.4
Financial Services                                           30.6                        6.6                      18.4
Health Care                                                   3.3                        3.5                      11.8
Integrated Oils                                               0.0                        0.0                       6.8
Other Energy                                                 11.8                        4.1                       1.2
Materials & Processing                                        4.6                       17.6                       5.8
Producer Durables                                             9.3                       12.9                       4.0
Technology                                                   19.7                       31.4                      12.6
Utilities                                                     0.0                        0.0                      10.2
Other                                                         0.0                        0.0                       5.7
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Global Equity Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                      GLOBAL EQUITY              MSCI*
----------------------------------------------------------------------
Number of Stocks                                273              2,486
Turnover Rate                                 34%**                 --
Expense Ratio                               0.69%**                 --
Cash Reserves                                  3.4%                 --

 *MSCI All Country World Index.

**Annualized.

PORTFOLIO ALLOCATION BY REGION
----------------------------------------------------------------------
UNITED STATES                34%
EUROPE
(MINUS UNITED KINGDOM)       23%
PACIFIC                      19%
UNITED KINGDOM               14%
NORTH AMERICA
(MINUS UNITED STATES)         6%
EMERGING MARKETS              4%

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------
                                    GLOBAL EQUITY            MSCI*
------------------------------------------------------------------
Australia                                    2.4%             1.2%
Belgium                                       --              0.7
Brazil                                        --              0.9
Canada                                       6.0              2.3
China                                        0.2              0.1
Denmark                                      0.4              0.5
Finland                                      2.2              0.5
France                                       3.5              4.0
Germany                                      3.2              4.7
Hong Kong                                    1.8              1.0
Indonesia                                    0.3              0.1
Ireland                                      0.7              0.2
Italy                                        2.5              2.1
Japan                                       12.5             10.0
Malaysia                                     1.3              0.4
Mexico                                       1.2              0.7
Netherlands                                  1.8              2.6
Norway                                       0.5              0.3
Philippines                                  0.2              0.1
Singapore                                    0.8              0.3
South Africa                                 1.7              0.8
Spain                                        2.4              1.5
Sweden                                       3.9              1.5
Switzerland                                  1.6              3.5
Taiwan                                        --              0.5
Thailand                                     0.6              0.1
United Kingdom                              14.2              9.9
United States                               34.1             46.9
Other                                         --              2.6
------------------------------------------------------------------
Total                                      100.0%           100.0%

*MSCI All Country World Index.

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
The Bank of New York Co., Inc.                                1.8%
Tele-Communications, Inc. Class A                             1.7
International Business Machines Corp.                         1.3
Dresser Industries, Inc.                                      1.3
General Motors Corp.                                          1.2
Union Pacific Corp.                                           1.2
AMR Corp.                                                     1.2
Sara Lee Corp.                                                1.2
Allegiance Corp.                                              1.1
Fort James Corp.                                              1.1
------------------------------------------------------------------
Top Ten                                                      13.1%

PORTFOLIO PROFILE
Global Asset Allocation Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of April 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------------
                                           GLOBAL ASSET ALLOCATION
------------------------------------------------------------------
Turnover Rate                                                143%*
Expense Ratio                                               0.54%*
Cash Reserves                                                14.1%

*Annualized.

PORTFOLIO ASSET ALLOCATION
------------------------------------------------------------------
BONDS               49%
STOCKS              37%
CASH RESERVES       14%

COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
                            STOCKS           BONDS              CASH
--------------------------------------------------------------------
Australia                     1.6%            1.5%               --
Canada                        0.3             0.7                --
France                        1.5             1.9                --
Germany                      10.3             3.4                --
Hong Kong                     1.8              --                --
India                         0.4              --                --
Japan                         9.4              --                --
Latin America                 1.3              --                --
Mexico                        0.4              --                --
South Korea                   0.5              --                --
Spain                         2.4              --                --
Thailand                      0.2              --                --
United Kingdom                5.3             9.9                --
United States                 1.9            31.1              14.1%
Venezuela                     0.1              --                --
--------------------------------------------------------------------
Totals                       37.4%           48.5%             14.1%

PORTFOLIO ALLOCATION BY REGION
--------------------------------------------------------------------
UNITED STATES                38%
EUROPE
(MINUS UNITED KINGDOM)       23%
UNITED KINGDOM               18%
PACIFIC                      17%
EMERGING MARKETS              3%
NORTH AMERICA
(MINUS UNITED STATES)         1%

FINANCIAL STATEMENTS
April 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. The Global Asset Allocation Portfolio also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector or, for international securities, by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
AGGRESSIVE                                                     VALUE*
GROWTH PORTFOLIO                               SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (98.2%)(1)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (4.9%)
-  Alaska Air Group, Inc.                      71,000      $    3,985
   Arvin Industries, Inc.                      72,400           2,964
-  Coach USA, Inc.                             18,000             854
   Dana Corp.                                  44,800           2,649
   Eaton Corp.                                 77,500           7,159
-  Hvide Marine, Inc. Class A                 133,700           2,256
-  Kitty Hawk, Inc.                            27,400             510
-  Offshore Logistics, Inc.                    98,800           2,334
   PACCAR, Inc.                                55,700           3,307
   Southwest Airlines Co.                     119,800           3,287
                                                           -----------
                                                               29,305
                                                           -----------
CONSUMER DISCRETIONARY (20.3%)
-  Amerco, Inc.                                40,700           1,302
-  Blyth Industries, Inc.                     278,350          10,212
-  Borders Group, Inc.                         75,800           2,435
-  Carmike Cinemas, Inc. Class A               42,700           1,294
-  Cellstar Corp.                             125,200           4,085
-  Costco Cos., Inc.                           14,700             821
   Ethan Allen Interiors, Inc.                117,200           5,970
   Family Dollar Stores, Inc.                  64,500           2,193
-  Friedman's, Inc. Class A                   144,800           3,023
-  Gartner Group, Inc. Class A                 27,100             898
-  Genesco, Inc.                              214,700           3,636
-  Global DirectMail Corp.                    110,300           1,958
   Hasbro, Inc.                               175,250           6,451
   Hertz Corp. Class A                          4,500             184
-  Hollywood Entertainment Corp.              452,500           5,685
   Estee Lauder Cos. Class A                   47,700           3,169
-  Lo-Jack Corp.                               16,500             225
-  Lone Star Steakhouse &
     Saloon, Inc.                             226,800           4,820
-  MGM Grand, Inc.                             25,700             867
   Maytag Corp.                                14,200             731
   The McGraw-Hill Cos., Inc.                  34,500           2,672
   New York Times Co. Class A                 172,300          12,223
-  99 Cents Only Stores                       123,225           4,698
-  OfficeMax, Inc.                             46,800             881
   Olsten Corp.                               454,800           6,225
-  Promus Hotel Corp.                          52,300           2,363
   St. John Knits, Inc.                        22,400           1,000
   TJX Cos., Inc.                             277,100          12,262
   The Times Mirror Co. Class A                76,000           4,650
   VF Corp.                                     3,200             166
   Wallace Computer Services, Inc.             86,000           3,101
   The Warnaco Group, Inc.
     Class A                                   44,800           1,893
-  Woolworth Corp.                            426,900           9,819
                                                           -----------
                                                              121,912
                                                           -----------
CONSUMER STAPLES (2.6%)
   Brown-Forman Corp. Class B                  13,500             764
   Dean Foods Corp.                           104,500           4,898
   Interstate Bakeries Corp.                  113,600           3,600
   Michael Foods Group, Inc.                  184,100           5,385
   Universal Corp.                             34,500           1,292
                                                           -----------
                                                               15,939
                                                           -----------

----------------------------------------------------------------------
                                                               MARKET
AGGRESSIVE                                                     VALUE*
GROWTH PORTFOLIO                               SHARES           (000)
----------------------------------------------------------------------
ENERGY (8.8%)
-  AES Corp.                                   81,800      $    4,514
-  Calpine Corp.                              147,300           2,661
   Diamond Offshore Drilling, Inc.             31,000           1,569
   ENSCO International, Inc.                   10,300             291
-  Global Marine, Inc.                        186,500           4,394
-  Input/Output, Inc.                         440,000          10,945
-  Ocean Energy, Inc.                         234,022           5,734
-  R & B Falcon Corp.                         124,100           3,979
-  Rowan Cos., Inc.                           283,600           8,348
   Tidewater, Inc.                             93,000           3,685
   Tosco Corp.                                184,900           6,587
                                                           -----------
                                                               52,707
                                                           -----------
FINANCIAL SERVICES (22.8%)
   AFLAC, Inc.                                 50,200           3,263
   H.F. Ahmanson & Co.                         40,400           3,081
   Allmerica Financial Corp.                  171,600          10,746
   AmSouth Bancorp                            177,300          11,059
   Bear Stearns Co., Inc.                     249,520          14,238
   Conseco Inc.                               102,900           5,106
-  Credit Acceptance Corp.                    189,500           2,037
   CRIIMI MAE, Inc. REIT                      152,300           2,275
   Donaldson, Lufkin &
     Jenrette, Inc.                           101,400           9,614
   Green Point Financial Corp.                180,600           7,168
   John Alden Financial Corp.                  28,300             619
   Lehman Brothers Holdings, Inc.             105,200           7,476
   MGIC Investment Corp.                       83,000           5,229
   The Money Store                             94,200           3,097
   Nationwide Financial
     Services, Inc.                            46,800           2,030
   North Fork Bancorp, Inc.                   113,000           4,195
   Old Republic International Corp.           131,100           5,932
   Popular, Inc.                              115,100           8,086
   Provident Financial Group, Inc.             74,000           3,917
   SLM Holding Corp.                           11,600             495
   Summit Bancorp.                            180,300           9,038
   UnionBanCal Corp.                           36,800           3,790
   United Cos. Finance Corp.                  452,000           9,238
   Zions Bancorp                              103,100           5,271
                                                           -----------
                                                              137,000
                                                           -----------
HEALTH CARE (6.4%)
-  Agouron Pharmaceuticals, Inc.               85,300           2,900
-  Cooper Cos., Inc.                           62,800           2,414
   Guidant Corp.                              121,600           8,132
   HBO & Co.                                   33,800           2,022
-  Hologic, Inc.                              160,500           3,772
-  Lincare Holdings, Inc.                      47,000           3,813
   McKesson Corp.                             138,000           9,755
-  MedPartners, Inc.                          236,900           2,428
-  Millennium
     Pharmaceuticals, Inc.                     67,600           1,284
   U.S. Surgical Corp.                         50,300           1,584
   United Wisconsin Services, Inc.              9,600             298
                                                           -----------
                                                               38,402
                                                           -----------
MATERIALS & PROCESSING (9.5%)
   BMC Industries, Inc.                        78,200           1,427
   Belden, Inc.                                45,200           1,873
   Dexter Corp.                               200,400           8,279
   Ethyl Corp.                                654,000           4,987
-  Fairfield Communities, Inc.                  8,500             199
   Fort James Corp.                           176,012           8,735
   Lone Star Industries, Inc.                  71,100           5,875
   Lubrizol Corp.                               4,100             151
   Newmont Mining Corp.                        54,200           1,745
   Phelps Dodge Corp.                          41,100           2,759
-  RMI Titanium Co.                            88,500           1,975
-  Shorewood Packaging Corp.                   65,500           1,699
   The Standard Register Co.                   89,400           3,570
   The Timken Co.                               8,900             355
-  United States Can Co.                      206,900           3,634
   USG Corp.                                  100,000           5,138
   USX-U.S. Steel Group                       112,000           4,382
   Union Camp Corp.                             7,100             429
                                                           -----------
                                                               57,212
                                                           -----------
PRODUCER DURABLES (3.9%)
   Aeroquip-Vickers Inc.                       97,200           6,178
   Cummins Engine Co., Inc.                    18,200             990
   HON Industries, Inc.                       198,400           6,349
-  Robotic Vision Systems, Inc.               200,700           1,518
   Sundstrand Corp.                            12,000             829
-  Terex Corp.                                241,200           7,387
                                                           -----------
                                                               23,251
                                                           -----------
TECHNOLOGY (8.7%)
-  Apple Computer, Inc.                       104,800           2,869
-  Arrow Electronics, Inc.                     98,600           2,693
-  CHS Electronics, Inc.                       55,900           1,167
-  Cabletron Systems, Inc.                    112,100           1,485
-  CIENA Corp.                                 64,700           3,607
-  Citrix Systems, Inc.                        89,000           5,529
-  Compuware Corp.                             54,700           2,673
-  Comverse Technology, Inc.                   30,000           1,421
-  FTP Software, Inc.                         208,000             644
-  Glenayre Technologies, Inc.                167,500           2,628
-  Hadco Corp.                                131,200           5,018
-  INSO Corp.                                   9,000             162
-  National Semiconductor Corp.               208,700           4,591
-  Network Associates, Inc.                   177,300          12,145
-  SMART Modular
     Technologies, Inc.                       225,400           5,565
                                                           -----------
                                                               52,197
                                                           -----------
UTILITIES (9.4%)
   Atmos Energy Corp.                          65,100           1,916
   Baltimore Gas & Electric Co.               171,900           5,415
   Boston Edison Co.                          169,300           6,899
   Columbia Energy Group                        2,700             219
   DTE Energy Co.                             302,000          11,835
   Florida Progress Corp.                      65,500           2,661
   GPU, Inc.                                   87,200           3,455
   MCN Energy Group Inc.                       68,400           2,582
   Montana Power Co.                           53,700           1,997
   Public Service Enterprise
     Group, Inc.                              330,100          11,079
   Southern New England
     Telecommunications Corp.                  96,200           6,734
-  U.S. Cellular Corp.                         42,300           1,385
                                                           -----------
                                                               56,177
                                                           -----------

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
OTHER (0.9%)
   Carlisle Co., Inc.                           7,000      $      355
-  Coltec Inc.                                203,400           5,085
                                                           -----------
                                                                5,440
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $490,613)                                            589,542
----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.4%)
----------------------------------------------------------------------
U.S. Treasury Bill
(2)5.03%, 7/9/1998                         $      700             694
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.51%, 5/1/1998                              8,137           8,137
   5.52%, 5/1/1998--Note F                     11,383          11,383
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $20,214)                                              20,214
----------------------------------------------------------------------
TOTAL INVESTMENTS (101.6%)
   (COST $510,827)                                            609,756
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
----------------------------------------------------------------------
Other Assets--Note C                                            4,847
Liabilities--Note F                                           (14,487)
                                                           -----------
                                                               (9,640)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 36,985,138 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                           $600,116
======================================================================

NET ASSET VALUE PER SHARE                                      $16.23
======================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The combined market value of common stocks and index futures contracts represents 100.2% of net assets. See Note E in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

----------------------------------------------------------------------

                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                              $496,738          $13.44
Undistributed Net
  Investment Income                             1,372             .04
Accumulated Net Realized Gains                  3,136             .08
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities                        98,929            2.67
  Futures Contracts                               (59)             --
----------------------------------------------------------------------
NET ASSETS                                   $600,116          $16.23
======================================================================

----------------------------------------------------------------------
                                                               MARKET
CAPITAL OPPORTUNITY                                            VALUE*
PORTFOLIO                                      SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (87.0%)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (9.9%)
   ComAir Holdings, Inc.                       44,000      $    1,202
   Delta Air Lines, Inc.                       25,000           2,906
   Fleetwood Enterprises, Inc.                 18,000             831
-  UAL Corp.                                   22,000           1,918
-  US Airways Group, Inc.                      35,000           2,489
                                                           -----------
                                                                9,346
                                                           -----------
CONSUMER DISCRETIONARY (10.9%)
-  CNET, Inc.                                  40,000           1,330
-  Consolidated Stores, Inc.                   25,000           1,000
   Dillard's Inc.                               9,000             330
   Harcourt General, Inc.                      17,000             887
   Houghton Mifflin Co.                        24,000             781
   Manpower Inc.                               18,000             793
   Nordstrom, Inc.                              6,000             393
-  PETsMART, Inc.                             190,000           2,232
-  TMP Worldwide, Inc.                         50,000           1,325
-  USA Networks, Inc.                          50,000           1,228
                                                           -----------
                                                               10,299
                                                           -----------
ENERGY (3.6%)
-  Input/Output, Inc.                          90,000           2,239
   Pogo Producing Co.                          36,000           1,154
                                                           -----------
                                                                3,393
                                                           -----------
FINANCIAL SERVICES (5.7%)
   BankAmerica Corp.                           11,000             935
   W.R. Berkley Corp.                          30,000           1,399
-  E*TRADE Group, Inc.                         68,000           1,696
   Washington Mutual, Inc.                     20,000           1,401
                                                           -----------
                                                                5,431
                                                           -----------
HEALTH CARE (3.0%)
-  Digene Corp.                               140,000           1,514
   Pharmacia & Upjohn, Inc.                    32,000           1,346
                                                           -----------
                                                                2,860
                                                           -----------
MATERIALS & PROCESSING (15.3%)
   DEKALB Genetics Corp. Class B               90,000           6,137
   Engelhard Corp.                             72,000           1,521
   H.B. Fuller Co.                             12,000             753
-  Landec Corp.                                58,000             377
-  Mycogen Corp.                              195,000           3,997
   OM Group, Inc.                              38,000           1,684
                                                           -----------
                                                               14,469
                                                           -----------
PRODUCER DURABLES (11.2%)
-  Cuno Inc.                                   60,000           1,177
   Lindsay Manufacturing Co.                   34,500           1,617
   Millipore Corp.                             70,000           2,415
   Molex, Inc.                                 38,000           1,088
   Molex, Inc. Class A                         38,000           1,021
   Perkin-Elmer Corp.                          20,000           1,367
-  Solectron Corp.                              6,500             288
   Tektronix, Inc.                             38,000           1,634
                                                           -----------
                                                               10,607
                                                           -----------
TECHNOLOGY (27.4%)
   COMMUNICATIONS TECHNOLOGY (3.9%)
-  ADC Telecommunications, Inc.                15,000             449
   Motorola, Inc.                              25,000           1,391
-  Ortel Corp.                                138,000           1,872

   COMPUTER SERVICES SOFTWARE & SYSTEM
   (4.2%)
   Adobe Systems, Inc.                         40,000           2,003
-  The SABRE Group Holdings, Inc.              55,000           2,001

   COMPUTER TECHNOLOGY (5.8%)
-  Bay Networks, Inc.                         102,000           2,391
-  Cisco Systems, Inc.                         25,000           1,831
   Compaq Computer Corp.                       30,000             842
-  Stratus Computer, Inc.                       9,000             392

   ELECTRONICS (2.6%)
   Nokia Corp. A ADR                           36,000           2,408

   ELECTRONICS--SEMICONDUCTORS/COMPONENTS
   (7.6%)
-  LSI Logic Corp.                             13,000             353
-  Lattice Semiconductor Corp.                 30,000           1,369
-  Maxim Integrated Products, Inc.             25,000           1,009
-  Micron Technology, Inc.                     77,500           2,407
   Texas Instruments, Inc.                     32,000           2,050

   ELECTRONICS--TECHNOLOGY (3.3%)
-  Coherent, Inc.                             130,000           3,088
                                                           -----------
                                                               25,856
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $71,343)                                              82,261
----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.8%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.51%, 5/1/1998                            $12,805          12,805
   5.52%, 5/1/1998--Note F                      3,053           3,053
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $15,858)                                              15,858
----------------------------------------------------------------------
TOTAL INVESTMENTS (103.8%)
   (COST $87,201)                                              98,119
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.8%)
----------------------------------------------------------------------
Other Assets--Note C                                              821
Security Loan Collateral Payable to
   Brokers--Note F                                             (3,053)
Other Liabilities                                              (1,325)
                                                           -----------
                                                               (3,557)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 8,064,259 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                            $94,562
======================================================================

NET ASSET VALUE PER SHARE                                      $11.73
======================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

----------------------------------------------------------------------

                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                               $80,127          $ 9.94
Undistributed Net
  Investment Income                                52             .01
Accumulated Net Realized Gains                  3,465             .43
Unrealized Appreciation--Note E                10,918            1.35
----------------------------------------------------------------------
NET ASSETS                                    $94,562          $11.73
======================================================================

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
GLOBAL EQUITY PORTFOLIO                        SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (96.5%)
----------------------------------------------------------------------
AUSTRALIA (2.3%)
   Australia & New Zealand Bank
     Group Ltd.                               157,966      $    1,102
   Australia National Industries Ltd.         100,000              72
   Boral Ltd.                                 109,664             253
   Broken Hill Proprietary Ltd.                12,000             117
   CSR Ltd.                                    39,098             125
   Gio Australia Holdings Ltd.                 97,290             279
   Pasminco Ltd.                              160,000             169
   QNI Ltd.                                   180,000             106
   Renison Goldfields
     Consolidated Ltd.                         57,283              78
   Santos Ltd.                                112,000             404
   Telstra Corp. Ltd.                          21,000              49
   Wesfarmers Ltd.                             24,022             206
   Woolworths Ltd.                            100,755             347
                                                           -----------
                                                                3,307
                                                           -----------
CANADA (5.8%)
   Abitibi-Consolidated Inc.                   54,000             802
   Air Canada                                  80,000             747
   Canadian Airlines Corp.                    173,000             641
   Canadian Pacific Ltd.                       43,100           1,266
   Hudson's Bay Co.                            43,000             935
   Imasco Ltd.                                 15,000             565
   Imperial Oil Ltd.                           17,700             976
   National Bank of Canada                     40,000             825
   Rogers Communications, Inc.
     Class B                                  114,000             709
   San Andreas Resources Corp.                 70,000              14
   Stelco, Inc. Class A                       100,000             867
                                                           -----------
                                                                8,347
                                                           -----------
CHINA (0.2%)
   The Guangshen Railway
     Co., Ltd.                              1,190,500             223
                                                           -----------

DENMARK (0.3%)
   Bang & Olufsen Holding
     A/S B Shares                               5,000             332
   Coloplast A/S B Shares                       1,950             170
                                                           -----------
                                                                  502
                                                           -----------
FINLAND (2.2%)
   Metsa-Serla Oyj B Shares                    50,000             519
   Nokia Oyj A Shares                           9,400             632
   Outokumpu Oyj A Shares                      26,000             365
   Sampo Insurance Co., Ltd.
     A Shares                                   4,000             181
   UPM-Kymmene Oyj                             25,000             750
   Valmet Oyj                                  40,000             663
                                                           -----------
                                                                3,110
                                                           -----------
FRANCE (3.4%)
   Banque Nationale de Paris SA                 8,334             702
   Carrefour SA                                   799             457
   Clarins SA                                   1,874             177
   Compagnie Generale des Eaux SA               2,646             492
   Compagnie Generale des
     Etablissements Michelin
     SCA B Shares                               7,000             441
   Compagnie de Saint-Gobain SA                 3,000             500
   Pechiney SA A Shares                        19,599             876
   Scor SA                                     10,000             616
   Usinor Sacilor SA                           43,500             651
                                                           -----------
                                                                4,912
                                                           -----------
GERMANY (3.0%)
   Adidas-Salomon AG                            4,500             746
   Bayerische Motor Werke AG                      400             441
   Buderus AG                                     700             329
   Fresenius Medical Care AG ADR               30,344             700
   Hoechst AG                                  13,100             529
   Mannesmann AG                                  730             579
   Porsche AG Pfd.                                225             563
   Veba AG                                      7,220             477
                                                           -----------
                                                                4,364
                                                           -----------
HONG KONG (1.7%)
   Cathay Pacific Airways Ltd.                229,000             201
   Hang Seng Bank Ltd.                         46,000             388
   Hong Kong & China Gas Co., Ltd.            292,345             398
   Hong Kong Aircraft &
     Engineering Co., Ltd.                     39,000              72
   Hong Kong Electric Holdings Ltd.           148,000             455
   Hysan Development Co., Ltd.                110,000             156
   Mandarin Oriental
     International Ltd.                       316,564             225
   National Mutual Asia Ltd.                  304,000             243
   Television Broadcasts Ltd.                 120,000             307
                                                           -----------
                                                                2,445
                                                           -----------
INDONESIA (0.3%)
   PT Bank Danamon (Foreign)                  625,500              16
   PT Citra Marga Nusaphala
     Persada                                  774,000              65
   PT Gudang Garam                             70,000              83
   PT Hero Supermarket                         46,500               9
   PT Lippo Bank (Foreign)                    205,000              21
   PT Matahari Putra Prima                    831,000              41
   PT Pan Indonesia Bank
     (Foreign)                                254,000              20
   PT Semen Gresik                            168,000             112
                                                           -----------
                                                                  367
                                                           -----------
IRELAND (0.7%)
   Independent Newspapers PLC                  88,232             533
   Waterford Wedgewood PLC                    253,000             423
                                                           -----------
                                                                  956
                                                           -----------
ITALY (2.4%)
   Banco Popolare Di Milano SPA                55,000             503
   Credito Italiano SPA                       105,000             552
   Ente Nazionale Idrocarburi SPA              92,000             616
   Fila Holdings SPA ADR                       13,000             309
   Industrie Natuzzi SPA ADR                   17,000             437
   Luxottica Group SPA ADR                     30,000             501
-  Telecom Italia SPA Risp.                   105,000             553
                                                           -----------
                                                                3,471
                                                           -----------
JAPAN (12.1%)
   Apic Yamada Corp.                            9,000              60
   Bank of Yokohama Ltd.                       98,000             251
   Brother Industries Ltd.                     72,000             269
   CSK Corp.                                    8,000             170

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Dai-Ichi Kangyo Bank                        84,000      $      572
   Daiichi Pharmaceutical Co., Ltd.            26,000             374
   East Japan Railway Co.                         142             709
   Eisai Co., Ltd.                             24,000             345
   Fuji Oil Co.                                36,000             164
   Fujitsu Ltd.                                48,000             561
   Furukawa Electric Co.                       74,000             269
-  Gakken Co.                                  42,000              83
   Heiwa Corp.                                 10,000             106
   Hitachi Ltd.                               126,000             905
   Ikegami Tsushinki Co., Ltd.                 20,000              53
   Intec, Inc.                                 20,000             137
   Ishikawajima-Harima Heavy
     Industries Co.                           140,000             236
   Ito-Yokado Co., Ltd.                         4,000             207
   Japan Tobacco, Inc.                             52             373
   Jeol Ltd.                                   30,000             116
   Kao Corp.                                   52,000             765
   Kirin Beverage Corp.                        15,000             294
   Kirin Brewery Co., Ltd.                     46,000             402
   Mitsui & Co., Ltd.                          22,000             137
   Namco Ltd.                                  12,000             244
   Nippon Oil Co., Ltd.                        80,000             271
   Nippon Telegraph and
     Telephone Corp.                              100             878
   Nissho Electronics Corp.                    20,000             133
   Nomura Securities Co., Ltd.                 20,000             244
   Noritake Co., Ltd.                          20,000              95
   Sankyo Seiko Co.                            46,000             116
   Sanwa Bank Ltd.                             70,000             620
   Sharp Corp.                                 40,000             315
   Shiseido Co., Ltd.                          44,000             581
   Showa Shell Sekiyu K.K.                     35,000             177
   Sintokogio Ltd.                             20,000              80
   Sony Corp.                                  11,400             950
   Stanley Electric Co.                        68,000             215
   Sumisho Computer Systems Corp.              16,000             332
   Sumitomo Corp.                              40,000             230
   Sumitomo Metal Industries Ltd.             190,000             315
   Sumitomo Realty &
     Development Co.                           72,000             346
   Sumitomo Rubber Industries Ltd.             54,000             319
   Sumitomo Trust & Banking
     Co., Ltd.                                 94,000             492
   Sumitomo Warehouse                          26,000             107
   Tokyo Broadcasting System, Inc.             15,000             191
   Tokyo Electric Power Co.                    44,000             844
   Tokyo Gas Co., Ltd.                        416,000             941
-  Tsuzuki Denki Co., Ltd.                     36,000             187
   Yamaha Motor Co., Ltd.                      34,000             200
   Yasuda Fire & Marine
     Insurance Co.                             76,000             345
                                                           -----------
                                                               17,326
                                                           -----------
MALAYSIA (1.3%)
   Carlsberg Brewery
     Malaysia Bhd.                             99,500             343
   Kumpulan Guthrie Bhd.                      229,000             192
   Malayan Banking Bhd.                        82,000             241
   Perlis Plantations Bhd.                    112,000             157
   Resorts World Bhd.                         272,000             524
   Rothmans of Pall Mall
     Malaysia Bhd.                             25,000             206
   Technology Resources
     Industries Bhd.                          129,000             132
                                                           -----------
                                                                1,795
                                                           -----------
MEXICO (1.1%)
-  Grupo Financiero Banamex
     Accival SA de CV Series B                100,000             312
-  Grupo Financiero Banamex
     Accival SA de CV Series L                  3,000               8
-  Grupo Televisa SA GDR                        6,000             246
   Telefonos de Mexico SA
     Class L ADR                               11,000             623
   Vitro SA ADR                                40,000             448
                                                           -----------
                                                                1,637
                                                           -----------
NETHERLANDS (1.7%)
-  Benckiser NV B Shares                        9,000             525
   Koninklijke Boskalis
     Westminster NV                            13,198             216
   Nedlloyd Groep NV                           16,600             399
   Philips Electronics NV                       9,200             810
   Polygram NV                                 10,100             417
   Smit Internationale NV                       3,900             114
                                                           -----------
                                                                2,481
                                                           -----------
NEW ZEALAND
   Wrightson Ltd.                             150,000              53
                                                           -----------

NORWAY (0.5%)
   Schibsted ASA                               24,000             457
   Storebrand ASA                              25,000             221
                                                           -----------
                                                                  678
                                                           -----------
PHILIPPINES (0.2%)
   San Miguel Corp. Class B                   184,000             302
                                                           -----------

SINGAPORE (0.8%)
   Jardine Strategic Holdings Ltd.            200,000             520
   Jurong Shipyard Ltd.                        58,000             289
   Overseas Union Enterprise Ltd.              80,000             151
   Singapore Press Holdings Ltd.                5,000              55
   TIBS Holdings Ltd.                         157,000              82
                                                           -----------
                                                                1,097
                                                           -----------
SOUTH AFRICA (1.7%)
   De Beers Centenary AG                       20,000             518
   Free State Consolidated Gold
     Mines Ltd. ADR                            67,000             381
   Gencor Ltd.                                110,000             262
   Plessey Corp., Ltd.                         62,959             100
   Safmarine & Rennies
     Holdings Ltd.                             45,000              98
-  Sappi Ltd.                                  22,000             128
   South African Breweries Ltd.                19,409             651
   South African Iron & Steel
     Industrial Corp., Ltd.                   880,621             284
                                                           -----------
                                                                2,422
                                                           -----------

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
GLOBAL EQUITY PORTFOLIO                        SHARES           (000)
----------------------------------------------------------------------
SOUTH KOREA
   Daehan Korean Trust IDR                     12,000      $       37
                                                           -----------

SPAIN (2.3%)
   Acerinox SA                                  2,700             442
   Banco Popular Espanol SA                     8,000             656
   Centros Comerciales Pryca SA                23,400             412
-  Corp. Financiera Reunida SA                 60,000             675
   Grupo Acciona SA                             2,500             562
   Prosegur Cia de Seguridad SA
     (Registered)                              16,525             208
   Viscofan Industria Navarra de
     Envolturas Celulosic SA                    8,000             325
                                                           -----------
                                                                3,280
                                                           -----------
SWEDEN (3.7%)
   ABB AB B Shares                             30,000             465
-  Asticus AB                                   5,000              54
   Avesta Sheffield AB                         31,500             201
   BT Industries AB                            12,000             240
   Diligentia AB                               10,000              94
   Electrolux AB B Shares                       8,000             744
   Hennes & Mauritz AB B Shares                10,000             521
   Hoganas AB B Shares                          8,500             340
   Kalmar Industries AB                        15,000             242
   LM Ericsson Telephone AB
     B Shares                                  11,350             598
   Munksjoe AB                                 18,000             191
   OM Gruppen AB                               30,000             599
   Stora Kopparbergs Berglags AB
     A Shares                                  35,000             599
   Svenska Handelsbanken AB
     A Shares                                  10,000             454
                                                           -----------
                                                                5,342
                                                           -----------
SWITZERLAND (1.5%)
   Novartis AG (Registered)                       266             440
   Phoenix Mecano AG                              200             107
   SGS Societe Generale de
     Surveillance Holding SA (Bearer)             350             596
   SMH AG (Registered)                          5,800             870
   Sarna Kunsstoff Holding AG
     (Registered)                                 100             170
                                                           -----------
                                                                2,183
                                                           -----------
THAILAND (0.6%)
   Advanced Information Services
     (Foreign)                                 31,000             216
   MBK Properties and
     Development Public Co. Ltd.               59,000              42
   Matichon PLC (Foreign)                      25,000              40
   National Finance & Securities
     PLC (Foreign)                            264,000             118
-  Post Publishing PLC (Foreign)              130,000             161
   Thai Farmers Bank PLC (Foreign)            109,000             249
                                                           -----------
                                                                  826
                                                           -----------
UNITED KINGDOM (13.7%)
   Airtours PLC                                73,000             639
   Associated British Ports
     Holdings PLC                              95,000             561
   BTR PLC                                    240,000             798
   Barclays PLC                                18,900             545
   Berisford PLC                              100,000             375
   British Aerospace PLC                       20,000             668
   Cowie Group PLC                             93,333             655
   Dalgety PLC                                160,000           1,045
   Dennis Group PLC                            30,000             159
   Devro PLC                                  115,000           1,044
-  Diageo PLC                                  46,128             549
   E D & F Man Group PLC                       45,000             181
-  EMI Group PLC                               54,000             549
   First Leisure Corp. PLC                     91,000             533
-  Flextech PLC                                62,000             513
   Granada Group PLC                           34,000             586
   Hanson PLC                                 108,750             641
   Hyder PLC                                   40,000             643
   Ladbroke Group PLC                         100,000             550
   London Clubs International PLC              50,000             172
   LucasVarity PLC                            190,000             849
   Manchester United PLC                      180,000             382
-  Provident Financial PLC                     42,456             709
   Racal Electronics PLC                      170,000             949
   Railtrack Group PLC                         45,000             822
   Rio Tinto PLC                               35,000             502
   Stagecoach Holdings PLC                     49,833           1,002
   Taylor Woodrow PLC                         125,400             462
-  Thorn PLC                                  141,428             499
   Vodafone Group PLC                          40,000             438
   WPP Group PLC                              120,000             761
   Williams PLC                               115,000             883
                                                           -----------
                                                               19,664
                                                           -----------
UNITED STATES (33.0%)
   AUTO & TRANSPORTATION (5.0%)
-  AMR Corp.                                   11,000           1,676
   Burlington Northern
     Santa Fe Corp.                            11,000           1,089
   General Motors Corp.                        25,500           1,718
   TRW, Inc.                                   18,000             951
   Union Pacific Corp.                         31,000           1,697

   CONSUMER DISCRETIONARY (3.7%)
   Browning-Ferris Industries, Inc.            30,000           1,024
   Harcourt General, Inc.                      22,500           1,174
   The Limited, Inc.                           44,778           1,503
-  Metro-Goldwyn-Mayer Inc.                    47,000           1,134
   Phillips-Van Heusen Corp.                   37,800             447

   CONSUMER STAPLES (1.8%)
   Philip Morris Cos., Inc.                    26,000             970
   Sara Lee Corp.                              28,000           1,668

   ENERGY (0.1%)
   Union Pacific Resources
     Group, Inc.                                6,775             162

   FINANCIAL SERVICES (6.0%)
   American Capital Strategies, Ltd.           20,000             453
   The Bank of New York Co., Inc.              44,400           2,622
-  Chastain Capital Corp. REIT                 15,000             223
   The Chubb Corp.                             13,500           1,066
   Fleet Financial Group, Inc.                 14,500           1,252

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   TIG Holdings, Inc.                          22,500      $      541
   Transamerica Corp.                          10,000           1,155
   Unitrin, Inc.                               17,300           1,202

   HEALTH CARE (2.3%)
   Allegiance Corp.                            33,400           1,524
   Baxter International, Inc.                  22,500           1,247
   Columbia/HCA Healthcare Corp.               17,000             560

   MATERIALS & PROCESSING (7.1%)
   Champion International Corp.                18,000             969
   Fort James Corp.                            30,500           1,514
-  Freeport-McMoRan Sulphur, Inc.               6,240              85
   Geon Co.                                    39,000             931
   Georgia Pacific Group                       11,400             880
   The Timber Group                            19,000             487
   IMC Global Inc.                             26,579             957
-  IMC Global Inc. Warrants Exp.
     12/22/2000                                 9,844              46
   LTV Corp.                                   69,000             897
   PPG Industries, Inc.                        16,500           1,166
   Phelps Dodge Corp.                          13,000             873
   Primex Technologies, Inc.                    1,440              70
   Solutia, Inc.                               48,200           1,368

   PRODUCER DURABLES (1.7%)
   The Boeing Co.                              22,200           1,111
   United Technologies Corp.                   14,000           1,378

   TECHNOLOGY (1.5%)
   International Business
     Machines Corp.                            16,500           1,912
-  UNOVA, Inc.                                 11,900             277

   UTILITIES (1.7%)
-  Tele-Communications, Inc.
     Class A                                   73,415           2,368

   OTHER (2.1%)
   Dresser Industries, Inc.                    36,000           1,904
-  FMC Corp.                                   12,400             962
   Raytheon Co. Class A                         1,626              90
                                                           -----------
                                                               47,303
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $115,336)                                            138,430
----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
CONVERTIBLE BOND (0.1%)
JAPAN
Sumitomo Wiring Systems Cvt.
   0.90%, 9/30/2008
   (COST $247)                          JPY    28,000             171
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
                                                (000)           (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.3%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.51%, 5/1/1998                         $    4,476      $    4,476
   5.52%, 5/1/1998--Note F                     11,803          11,803
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $16,279)                                              16,279
----------------------------------------------------------------------
TOTAL INVESTMENTS (107.9%)
   (COST $131,862)                                            154,880
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.9%)
----------------------------------------------------------------------
Other Assets--Note C                                            1,218
Security Lending Collateral Payable
   to Brokers--Note F                                         (11,803)
Other Liabilities                                                (813)
                                                           -----------
                                                              (11,398)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 10,486,227 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                           $143,482
======================================================================

NET ASSET VALUE PER SHARE                                      $13.68
======================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

GDR--Global Depositary Receipt.

IDR--International Depositary Receipt.

JPY--Japanese yen.

REIT--Real Estate Investment Trust.

----------------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------

Paid in Capital                              $116,091          $11.07
Undistributed Net Investment
  Income--Note D                                  454             .04
Accumulated Net Realized
  Gains--Note D                                 3,899             .37
Unrealized Appreciation--Note E
  Investment Securities                        23,018            2.20
  Foreign Currencies and Forward
    Currency Contracts                             20              --
----------------------------------------------------------------------
NET ASSETS                                   $143,482          $13.68
======================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
GLOBAL ASSET ALLOCATION PORTFOLIO                                   COUPON           DATE                  (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
BONDS (48.5%)
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA (1.5%)
Queensland Treasury Global Note                                      8.00%      8/14/2001            AUD   1,800       $  1,264
                                                                                                                     -----------
CANADA (0.7%)
Canada Government Bond                                               7.00%      12/1/2006            CAD     800            621
                                                                                                                     -----------
FRANCE (1.9%)
France O.A.T.                                                        5.50%      4/25/2004            FRF   7,490          1,293
France O.A.T.                                                        8.50%     10/25/2019            FRF   1,500            346
                                                                                                                     -----------
                                                                                                                          1,639
                                                                                                                     -----------
GERMANY (3.4%)
German Government Bond                                               4.50%      5/17/2002            DEM   2,000          1,113
German Government Bond                                              7.125%      1/29/2003            DEM   3,000          1,844
                                                                                                                     -----------
                                                                                                                          2,957
                                                                                                                     -----------
UNITED KINGDOM (9.9%)
U.K. Treasury                                                        6.00%      8/10/1999            GBP   1,000          1,660
U.K. Treasury                                                        7.00%       6/7/2002            GBP   4,000          6,904
                                                                                                                     -----------
                                                                                                                          8,564
                                                                                                                     -----------
UNITED STATES (31.1%)
U.S. Treasury Bond                                                  7.125%      2/15/2023                 $8,300          9,450
U.S. Treasury Note                                                   5.50%      1/31/2003                  4,000          3,972
U.S. Treasury Note                                                   5.50%      2/15/2008                  1,500          1,480
U.S. Treasury Note                                                  5.875%     11/15/1999 (3)              6,000          6,029
U.S. Treasury Note                                                  5.875%      2/15/2000                  6,000          6,030
                                                                                                                     -----------
                                                                                                                         26,961
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS
   (COST $41,190)                                                                                                        42,006
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          SHARES
--------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (5.1%)(1)
--------------------------------------------------------------------------------------------------------------------------------
GERMANY (1.5%)
   New Germany Fund                                                                                       72,628          1,298
                                                                                                                     -----------
JAPAN (0.7%)
   Nikkei 300 Investment Trust Units                                                                     374,000            668
                                                                                                                     -----------
LATIN AMERICA (1.3%)
-  Templeton Latin America Investment Trust PLC                                                          675,000          1,084
                                                                                                                     -----------
MEXICO (0.4%)
   The Mexico Fund                                                                                        17,015            309
                                                                                                                     -----------
MISCELLANEOUS (1.2%)                                                                                                      1,047
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
   (COST $4,388)                                                                                                          4,406
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
                                                                   YIELD**           DATE                  (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (52.1%)(2)
--------------------------------------------------------------------------------------------------------------------------------
BANK NOTE (11.5%)
SMM Trust Notes 1997-A                                              5.687%      6/23/1998 (4)            $10,000         10,000
                                                                                                                     -----------
COMMERCIAL PAPER (2.3%)
IMI Funding Corp.                                                    5.50%       7/6/1998                  2,000          1,980
                                                                                                                     -----------
EURODOLLAR CERTIFICATE OF DEPOSIT (2.3%)
ABN AMRO Bank NV                                                     5.56%       5/5/1998                  2,000          2,000
                                                                                                                     -----------
REPURCHASE AGREEMENTS (29.1%)
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                          5.51%       5/1/1998                 18,588         18,588
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note F                                  5.52%       5/1/1998                  6,644          6,644
                                                                                                                     -----------
                                                                                                                         25,232
                                                                                                                     -----------
U.S. GOVERNMENT OBLIGATION (2.3%)
U.S. Treasury Bill                                                   4.97%      7/23/1998                  2,000          1,977
                                                                                                                     -----------
YANKEE CERTIFICATES OF DEPOSIT (4.6%)
Bank of Montreal (Chicago)                                           5.52%       5/4/1998                  2,000          2,000
Societe Generale                                                     5.65%       7/6/1998                  2,000          1,997
                                                                                                                     -----------
                                                                                                                          3,997
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $45,188)                                                                                                        45,186
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (105.7%)
   (COST $90,766)                                                                                                        91,598
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.7%)(2)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                      3,092
Security Lending Collateral Payable to Brokers--Note F                                                                   (6,644)
Other Liabilities                                                                                                        (1,378)
                                                                                                                     -----------
                                                                                                                         (4,930)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 7,863,213 outstanding $.001 par value shares
   (authorized 250,000,000 shares)                                                                                      $86,668
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $11.02
================================================================================================================================

OPEN FUTURES CONTRACTS AT APRIL 30, 1998:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET            UNREALIZED
                                                                                                    VALUE          APPRECIATION
                                                                                CONTRACTS            LONG        (DEPRECIATION)
                                                                                     LONG           (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA
   All Ordinary Index (exp. 6/1998)                                                    30        $  1,348                 $(42)
                                                                                                                     -----------
CANADA
   TSE 35 (exp. 6/1998)                                                                 2             291                     8
                                                                                                                     -----------
FRANCE
   CAC 40 (exp. 5/1998)                                                                10           1,283                    23
                                                                                                                     -----------
GERMANY
   DAX 30 (exp. 6/1998)                                                                26           7,612                   473
                                                                                                                     -----------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   MARKET            UNREALIZED
                                                                                                    VALUE          APPRECIATION
                                                                                CONTRACTS            LONG        (DEPRECIATION)
GLOBAL ASSET ALLOCATION PORTFOLIO                                                    LONG           (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------------
HONG KONG
   Hang Seng (exp. 5/1998)                                                             24        $  1,597                 $(70)
                                                                                                                     -----------
JAPAN
   Nikkei 300 (exp. 6/1998)                                                           411           7,518                 (286)
                                                                                                                     -----------
SPAIN
   IBEX 35 (exp. 5/1998 and 6/1998)                                                    32           2,118                    51
                                                                                                                     -----------
UNITED KINGDOM
   FTSE 100 (exp. 6/1998)                                                              46           4,592                    82
                                                                                                                     -----------
UNITED STATES
   S&P 500 (exp. 6/1998)                                                                6           1,679                    40
                                                                                                                     -----------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                                              $28,038                  $279
--------------------------------------------------------------------------------------------------------------------------------

  *See Note A in Notes to Financial Statements.

 **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

  -Non-Income-Producing Security.

(1)The combined market value of equity securities and equity index futures contracts represents 37.4% of net assets, distributed by country as follows:

   Australia               1.6%
   Canada                  0.3
   France                  1.5
   Germany                10.3
   Hong Kong               1.8
   Japan                   9.4
   Latin America           1.3
   Mexico                  0.4
   Spain                   2.4
   United Kingdom          5.3
   United States           1.9
   Other                   1.2

(2)The effective cash position represents 14.1% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.

(3)Securities with a value of $3,014,000 have been segregated as initial margin for open futures contracts.

(4)Floating Rate Note. Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

AUD--Australian dollar.

CAD--Canadian dollar.

DEM--German deutsche mark.

FRF--French franc.

GBP--British pound sterling.

-------------------------------------------------------------------------------------------------------
AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT            PER
                                                                                  (000)          SHARE
-------------------------------------------------------------------------------------------------------
Paid in Capital                                                                 $80,865         $10.28
Undistributed Net Investment Income--Note D                                       1,852            .24
Accumulated Net Realized Gains--Note D                                            2,873            .36
Unrealized Appreciation (Depreciation)--Note E
  Investment Securities                                                             832            .11
  Futures Contracts                                                                 279            .03
  Foreign Currencies and Forward Currency Contracts                                 (33)            --
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                      $86,668         $11.02
=======================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a Portfolio invested in futures contracts during the period, the results of these investments are also shown separately.

----------------------------------------------------------------------------------------------------------------------
                                                  AGGRESSIVE            CAPITAL                          GLOBAL ASSET
                                                      GROWTH        OPPORTUNITY      GLOBAL EQUITY         ALLOCATION
                                                   PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                  --------------------------------------------------------------------
                                                                     SIX MONTHS ENDED APRIL 30, 1998
                                                  --------------------------------------------------------------------
                                                       (000)              (000)              (000)              (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends*                                      $ 2,858             $  123            $ 1,168             $  133
     Interest                                            659                275                142              2,353
                                                  --------------------------------------------------------------------
          Total Income                                 3,517                398              1,310              2,486
                                                  --------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                      132                165                292                168
          Performance Adjustment                          --                (58)              (112)              (108)
     The Vanguard Group--Note C
          Management and Administrative                  803                144                195                132
          Marketing and Distribution                      63                 10                 20                 11
     Taxes (other than income taxes)                      19                  3                  5                  3
     Custodian Fees                                       17                  9                 42                 11
     Auditing Fees                                         5                  5                  5                  5
     Shareholders' Reports                                21                  5                  5                  3
     Annual Meeting and Proxy Costs                       11                  2                  2                  1
     Directors' Fees and Expenses                          1                 --                 --                 --
                                                  --------------------------------------------------------------------
          Total Expenses                               1,072                285                454                226
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  2,445                113                856              2,260
----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                        2,078              4,261              4,167              1,231
     Futures Contracts                                 1,197                 --                 --              2,539
     Foreign Currencies and Forward Currency
       Contracts                                          --                 --                 90               (583)
     Securities Sold Short                                --               (127)                --                 --
----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                      3,275              4,134              4,257              3,187
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
     Investment Securities                            50,548              3,488             11,125               (214)
     Futures Contracts                                   (70)                --                 --              1,421
     Foreign Currencies and Forward Currency
       Contracts                                          --                 --                 47                360
     Securities Sold Short                                --                 --                 --                 --
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                                   50,478              3,488             11,172              1,567
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                 $56,198             $7,735            $16,285             $7,014
======================================================================================================================

*Dividends for the Global Equity Portfolio are net of foreign withholding taxes of $112,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------------
                                                                AGGRESSIVE GROWTH                  CAPITAL OPPORTUNITY
                                                                    PORTFOLIO                            PORTFOLIO
                                                      ---------------------------------   ----------------------------------
                                                         SIX MONTHS               YEAR        SIX MONTHS               YEAR
                                                              ENDED              ENDED             ENDED              ENDED
                                                      APR. 30, 1998      OCT. 31, 1997     APR. 30, 1998      OCT. 31, 1997
                                                              (000)              (000)             (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                 $  2,445           $  3,613           $   113           $    259
     Realized Net Gain                                        3,275             32,157             4,134             15,324
     Change in Unrealized Appreciation
          (Depreciation)                                     50,478             38,724             3,488            (17,090)
                                                      ----------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                     56,198             74,494             7,735             (1,507)
                                                      ----------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                   (4,171)            (2,007)             (279)               (75)
     Realized Capital Gain                                  (32,179)            (7,917)               --                 --
                                                      ----------------------------------------------------------------------
          Total Distributions                               (36,350)            (9,924)             (279)               (75)
                                                      ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                 143,348            292,681            37,922             23,702
     Issued in Lieu of Cash Distributions                    34,711              9,593               264                 70
     Redeemed                                               (41,338)           (56,717)          (20,214)           (67,853)
                                                      ----------------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                           136,721            245,557            17,972            (44,081)
----------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                              156,569            310,127            25,428            (45,663)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                    443,547            133,420            69,134            114,797
                                                      ----------------------------------------------------------------------
     End of Period                                         $600,116           $443,547           $94,562           $ 69,134
============================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                   9,382             20,278             3,385              2,151
     Issued in Lieu of Cash Distributions                     2,443                766                27                  6
     Redeemed                                                (2,749)            (3,779)           (1,946)            (6,176)
                                                      ----------------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                             9,076             17,265             1,466             (4,019)
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                              GLOBAL EQUITY                   GLOBAL ASSET ALLOCATION
                                                                 PORTFOLIO                           PORTFOLIO
                                                     ---------------------------------   -----------------------------------
                                                         SIX MONTHS              YEAR        SIX MONTHS              YEAR
                                                              ENDED             ENDED             ENDED             ENDED
                                                      APR. 30, 1998     OCT. 31, 1997     APR. 30, 1998     OCT. 31, 1997
                                                              (000)             (000)             (000)             (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                 $    856          $  1,971           $ 2,260           $ 4,374
     Realized Net Gain                                        4,257             4,438             3,187             5,323
     Change in Unrealized Appreciation
          (Depreciation)                                     11,172             6,398             1,567            (2,366)
                                                           -----------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                     16,285            12,807             7,014             7,331
                                                           -----------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                   (2,315)           (1,224)           (5,283)           (3,931)
     Realized Capital Gain                                   (4,429)           (1,661)           (3,803)           (2,305)
                                                           -----------------------------------------------------------------
          Total Distributions                                (6,744)           (2,885)           (9,086)           (6,236)
                                                           -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                   9,114            28,525             7,981            12,749
     Issued in Lieu of Cash Distributions                     5,816             2,404             7,638             5,064
     Redeemed                                                (9,429)          (11,834)           (7,963)          (13,477)
                                                           -----------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                             5,501            19,095             7,656             4,336
----------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                               15,042            29,017             5,584             5,431
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                    128,440            99,423            81,084            75,653
                                                           -----------------------------------------------------------------
     End of Period                                         $143,482          $128,440           $86,668           $81,084
============================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                     715             2,295               737             1,158
     Issued in Lieu of Cash Distributions                       491               204               743               480
     Redeemed                                                  (759)             (944)             (735)           (1,222)
                                                           -----------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                               447             1,555               745               416
============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                                                         YEAR ENDED OCTOBER 31,
                                                               SIX MONTHS ENDED          ----------------------    JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   APRIL 30, 1998           1997            1996   OCT. 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $15.89         $12.53          $10.23          $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                  .07            .15             .18             .04
     Net Realized and Unrealized Gain (Loss) on Investments                1.49           4.10            2.20             .19
                                                                       --------------------------------------------------------
          Total from Investment Operations                                 1.56           4.25            2.38             .23
                                                                       --------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                  (.14)          (.18)           (.08)             --
     Distributions from Realized Capital Gains                            (1.08)          (.71)             --              --
                                                                       --------------------------------------------------------
          Total Distributions                                             (1.22)          (.89)           (.08)             --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $16.23         $15.89          $12.53          $10.23
===============================================================================================================================

TOTAL RETURN**                                                           10.91%         35.83%          23.40%           1.69%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                  $600           $444            $133             $62
     Ratio of Total Expenses to Average Net Assets                       0.42%+          0.40%           0.38%          0.06%+
     Ratio of Net Investment Income to Average Net Assets                0.96%+          1.28%           1.78%          2.22%+
     Portfolio Turnover Rate                                               73%+            85%            106%              0%
     Average Commission Rate Paid                                        $.0248         $.0264          $.0267             N/A
-------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August
  13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

 +Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 CAPITAL OPPORTUNITY PORTFOLIO
                                                                                      YEAR ENDED OCTOBER 31,
                                                              SIX MONTHS ENDED       -------------------------   JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  APRIL 30, 1998           1997            1996  OCT. 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.48         $10.81          $ 9.71         $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                .018           .037             .01            .02
     Net Realized and Unrealized Gain (Loss) on Investments              1.277          (.360)           1.12           (.31)
                                                                      -------------------------------------------------------
          Total from Investment Operations                               1.295          (.323)           1.13           (.29)
                                                                      -------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                (.045)         (.007)           (.03)            --
     Distributions from Realized Capital Gains                              --             --              --             --
                                                                      -------------------------------------------------------
          Total Distributions                                            (.045)         (.007)           (.03)            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $11.73         $10.48          $10.81         $ 9.71
=============================================================================================================================

TOTAL RETURN**                                                          12.45%         -2.99%          11.67%         -3.19%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                  $95            $69            $115            $72
     Ratio of Total Expenses to Average Net Assets                      0.79%+          0.49%           0.50%         0.47%+
     Ratio of Net Investment Income to Average Net Assets               0.31%+          0.27%           0.11%         1.29%+
     Portfolio Turnover Rate                                             204%+           195%            128%            30%
     Average Commission Rate Paid                                       $.0572         $.0564          $.0541            N/A
-----------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August
  13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

 +Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    GLOBAL EQUITY PORTFOLIO
                                                                                         YEAR ENDED OCTOBER 31,
                                                                 SIX MONTHS ENDED       -------------------------    JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     APRIL 30, 1998           1997            1996   OCT. 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $12.79         $11.72          $10.08          $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                    .08            .19             .13             .04
     Net Realized and Unrealized Gain (Loss) on Investments                  1.48           1.21            1.58             .04
                                                                        ---------------------------------------------------------
          Total from Investment Operations                                   1.56           1.40            1.71             .08
                                                                        ---------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                    (.23)          (.14)           (.07)             --
     Distributions from Realized Capital Gains                               (.44)          (.19)             --              --
                                                                        ---------------------------------------------------------
          Total Distributions                                                (.67)          (.33)           (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $13.68         $12.79          $11.72          $10.08
=================================================================================================================================

TOTAL RETURN**                                                             13.01%         12.19%          17.05%           0.50%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                    $143           $128             $99             $36
     Ratio of Total Expenses to Average Net Assets                         0.69%+          0.71%           0.85%          0.57%+
     Ratio of Net Investment Income to Average Net Assets                  1.29%+          1.67%           1.53%          2.04%+
     Portfolio Turnover Rate                                                 34%+            24%             29%              2%
     Average Commission Rate Paid                                          $.0171         $.0203          $.0078             N/A
---------------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August
  13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

  +Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                            GLOBAL ASSET ALLOCATION PORTFOLIO
                                                                                      YEAR ENDED OCTOBER 31,
                                                              SIX MONTHS ENDED      --------------------------   JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  APRIL 30, 1998           1997            1996  OCT. 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.39         $11.29          $10.27         $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                 .31            .62             .50            .11
     Net Realized and Unrealized Gain (Loss) on Investments                .61            .40             .75            .16
                                                                      -------------------------------------------------------
          Total from Investment Operations                                 .92           1.02            1.25            .27
                                                                      -------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                 (.75)          (.58)           (.20)            --
     Distributions from Realized Capital Gains                            (.54)          (.34)           (.03)            --
                                                                      -------------------------------------------------------
          Total Distributions                                            (1.29)          (.92)           (.23)            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $11.02         $11.39          $11.29         $10.27
=============================================================================================================================

TOTAL RETURN**                                                           8.89%          9.69%          12.34%          2.39%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                  $87            $81             $76            $45
     Ratio of Total Expenses to Average Net Assets                      0.54%+          0.54%           0.79%         0.52%+
     Ratio of Net Investment Income to Average Net Assets               5.40%+          5.46%           5.18%         5.42%+
     Portfolio Turnover Rate                                             143%+           162%            191%            17%
     Average Commission Rate Paid                                          N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August
  13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Horizon Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Aggressive Growth, Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios. The Global Equity and Global Asset Allocation Portfolios invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. The Global Asset Allocation Portfolio also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

        2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes.

        Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

        3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Aggressive Growth Portfolio uses S&P 500 Index and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The Global Asset Allocation Portfolio may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The Portfolio may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

        The Global Equity and Global Asset Allocation Portfolios enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolios' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

        Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

        4. SHORT SALES: The Capital Opportunity Portfolio engages in short sales to a limited extent. In a short sale, the Portfolio borrows from a broker and sells shares of a security it does not own, with the expectation that the security's price will fall. While the short position is open, the broker holds the proceeds as collateral, and securities are segregated to cover additional margin requirements. The Portfolio records the value of shares sold short as a liability that is marked to market daily, and bears the risk of any increase in their value. Fluctuations in the value of shares sold short are recorded as unrealized appreciation (depreciation) until the Portfolio purchases securities to close the short position, when the difference between the short sale proceeds and the purchase cost is recorded as a realized gain
(loss). No short sales were open at April 30, 1998.

        5. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        6. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        7. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        8. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Aggressive Growth Portfolio on an at-cost basis.

        Effective February 1, 1998, PRIMECAP Management Company provides investment advisory services to the Capital Opportunity Portfolio for a fee calculated at an annual percentage rate of average net assets. Prior to February 1, 1998, Husic Capital Management provided advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets, which was subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest aggressive growth stock mutual funds. For the six months ended April 30, 1998, the investment advisory fee represented an effective annual basic rate of 0.45% of the Portfolio's average net assets before a decrease of $58,000 (0.16%) based on performance.

        Marathon Asset Management Ltd. provides investment advisory services to the Global Equity Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index. For the six months ended April 30, 1998, the investment advisory fee represented an effective annual basic rate of 0.44% of the Portfolio's average net assets before a decrease of $112,000 (0.17%) based on performance.

        Strategic Investment Management provides investment advisory services to the Global Asset Allocation Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined theoretical index composed of global stock market indexes, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the six months ended April 30, 1998, the investment advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of $108,000 (0.26%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At April 30, 1998, the Fund had contributed capital aggregating $51,000 to Vanguard (included in Other Assets), representing 0.3% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 1998, purchases and sales of investment securities other than temporary cash investments were:

      -----------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT SECURITIES         OTHER INVESTMENT SECURITIES
                                                     (000)                              (000)
                                          -----------------------------     -------------------------------
      PORTFOLIO                           PURCHASES            SALES        PURCHASES              SALES
      -----------------------------------------------------------------------------------------------------
      Aggressive Growth                         --                  --       $288,193             $182,410
      Capital Opportunity                       --                  --         74,682               64,303
      Global Equity                             --                  --         24,817               21,719
      Global Asset Allocation               $9,544             $14,981         28,020               35,624
      -----------------------------------------------------------------------------------------------------

        At October 31, 1997, the Capital Opportunity Portfolio had available a capital loss carryforward of $579,000 to offset future net capital gains through October 31, 2004.

        During the six months ended April 30, 1998, the Global Equity and Global Asset Allocation Portfolios realized net foreign currency gains (losses) of $(35,000) and $571,000, respectively, which increased (decreased) distributable net income for tax purposes; accordingly, such gains (losses) have been reclassified from accumulated net realized gains to undistributed net investment income. The amount reclassified by the Global Asset Allocation Portfolio includes $587,000 of realized gains on the sale of foreign bonds that are treated as foreign currency gains for tax purposes.

        Certain of the Portfolios' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The Global Equity and Global Asset Allocation Portfolios' distributions to shareholders from passive foreign investment company income during the six months ended April 30, 1998, were $552,000 and $68,000, respectively; the cumulative totals of distributions related to passive foreign investment company holdings at April 30, 1998, were $353,000 and $60,000, respectively.

        During the six months ended April 30, 1998, the Global Equity and Global Asset Allocation Portfolios realized gains on the sale of passive foreign investment companies of $387,000 and $160,000, respectively, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At April 30, 1998, net unrealized appreciation of investment securities for federal income tax purposes was:

              ----------------------------------------------------------------------------------------
                                                                         (000)
                                             ---------------------------------------------------------
                                                                                              NET
                                               APPRECIATED           DEPRECIATED           UNREALIZED
               PORTFOLIO                       SECURITIES            SECURITIES           APPRECIATION
              ----------------------------------------------------------------------------------------
               Aggressive Growth                  $112,868             $(13,939)             $98,929
               Capital Opportunity                  12,375               (1,457)              10,918
               Global Equity                        33,192              (10,527)              22,665
               Global Asset Allocation               1,473                 (701)                 772
              ----------------------------------------------------------------------------------------

        At April 30, 1998, the aggregate settlement value of open S&P 500 Index futures contracts expiring in June 1998 held by the Aggressive Growth Portfolio, and the unrealized depreciation on those contracts, were $11,752,000 and $59,000, respectively.

        At April 30, 1998, the Portfolios had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:


       -------------------------------------------------------------------------------------------------------------------
                                                                                       (000)
                                                        ------------------------------------------------------------------
                                                            CONTRACT AMOUNT
                                                        ----------------------                                UNREALIZED
       PORTFOLIO/CONTRACT                                 FOREIGN       U.S.          MARKET VALUE IN        APPRECIATION
       SETTLEMENT DATE                                   CURRENCY      DOLLARS         U.S. DOLLARS         (DEPRECIATION)
       -------------------------------------------------------------------------------------------------------------------
       GLOBAL EQUITY

       Deliver:
        9/25/1998                           JPY           191,040       $1,500            $1,476                $   24
                                                                                                             -------------
       GLOBAL ASSET ALLOCATION

       Receive:
        6/18/1998                           DEM             6,843        3,746             3,823                $   77
        6/18/1998                           JPY           424,500        3,330             3,234                   (96)
        6/18/1998                           ESP           120,000          777               789                    12
        6/18/1998                           GBP             1,000        1,651             1,668                    17

       Deliver:
        6/18/1998                           AUD               500          335               326                     9
        6/18/1998                           CAD             2,000        1,420             1,400                    20
        6/18/1998                           FRF             8,400        1,377             1,399                   (22)
        6/18/1998                           GBP             2,400        3,955             4,004                   (49)
                                                                                                             -------------
       Portfolio Total                                                                                          $  (32)
       -------------------------------------------------------------------------------------------------------------------

       AUD--Australian dollar.         FRF--French franc.
       CAD--Canadian dollar.           GBP--British pound sterling.
       DEM--German deutsche mark.      JPY--Japanese yen.
       ESP--Spanish peseta.

        The Global Equity and Global Asset Allocation Portfolios had net unrealized foreign currency losses of $4,000 and $1,000, respectively, resulting from the translation of other assets and liabilities at April 30, 1998.

F. The market value of securities on loan to brokers/dealers at April 30, 1998, and collateral received with respect to such loans were:


               ------------------------------------------------------------------------------------------
                                                                                   (000)
                                                                  ---------------------------------------
                                                                  MARKET VALUE                   CASH
                                                                    OF LOANED                 COLLATERAL
               PORTFOLIO                                           SECURITIES                  RECEIVED
               ------------------------------------------------------------------------------------------
               Aggressive Growth                                      $10,682                   $11,383
               Capital Opportunity                                      3,017                     3,053
               Global Equity                                           10,405                    11,803
               Global Asset Allocation                                  6,495                     6,644
               ------------------------------------------------------------------------------------------

        Cash collateral received is invested in repurchase agreements.

DIRECTORS AND OFFICERS


JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.



OTHER FUND OFFICERS


RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.



OTHER VANGUARD OFFICERS


R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


   "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank
 Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS


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BOND FUNDS
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    (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
    Global Asset Allocation
      Portfolio
LifeStrategy Portfolios
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      Portfolio
    Growth Portfolio
    Income Portfolio
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STAR Portfolio
Tax-Managed Fund
    Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q692-4/1998

(C) 1998 Vanguard Marketing
    Corporation, Distributor.
    All rights reserved.

[VANGUARD GROUP LOGO]

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FUND INFORMATION
1-800-662-7447

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